Exhibit 99.4

Joel E. Elkins (SBN 256020)
1	jelkins@weisslawllp.com
WEISSLAW LLP
2	9107 Wilshire Blvd., Suite 450
Beverly Hills, CA 90210
3	Telephone: 310/208-2800
Facsimile: 310/209-2348
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Attorneys for Plaintiff
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8	UNITED STATES DISTRICT COURT

9	NORTHERN DISTRICT OF CALIFORNIA
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11	STEPHEN BUSHANSKY, on Behalf of	)	Case No.
	Himself and All Others Similarly Situated,	)
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	Plaintiff,	)
13		)	CLASS ACTION COMPLAINT
		)	FOR VIOLATIONS OF THE
14	vs.	)	FEDERAL SECURITIES LAWS
)
15	PRESIDIO, INC., ROBERT CAGNAZZI,	)	JURY TRIAL DEMANDED
	HEATHER BERGER, CHRISTOPHER L.	)
16	EDSON, SALIM HIRJI, STEVEN LERNER,	)
	MATTHEW H. NORD, PANKAJ PATEL,	)
17	MICHAEL REISS, and TODD H. SIEGEL,	) )
18		)
	Defendants.	)
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)
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22	Plaintiff Stephen Bushansky (“Plaintiff”), on behalf of himself and all others similarly
23	situated, upon information and belief, including an examination and inquiry conducted by and through
24	his counsel, except as to those allegations pertaining to Plaintiff, which are alleged upon personal
25	belief, alleges the following for his Class Action Complaint:
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CLASS ACTION COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

1	NATURE OF THE ACTION

2	This is a stockholder class action brought by Plaintiff on behalf of himself and all other public
3	stockholders of Presidio, Inc. (“Presidio” or the “Company”) against Presidio and the members of
4	Presidio’s Board of Directors (the “Board” or the “Individual Defendants”) for their violations of
5	Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), 15 U.S.C.
6	§§ 78n(a), 78t(a), and U.S. Securities and Exchange Commission (“SEC”) Rule 14a-9, 17 C.F.R.
7	§ 240.14a-9, and to enjoin the vote on a proposed transaction, pursuant to which Presidio will be
8	acquired by BC Partners Advisors L.P. (“BC Partners”) through BCEC — Port Holdings (Delaware),
9	LP (“Parent”) and Port Merger Sub, Inc. (“Merger Sub”) (the “Proposed Transaction”).
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11	2. On August 14, 2019, Presidio issued a press release announcing that it had entered into
12	an Agreement and Plan of Merger (as amended on September 25, 2019, the “Merger Agreement”)
13	to sell Presidio to BC Partners. Under the terms of the Merger Agreement, each Presidio stockholder
14	will receive $16.60 in cash for each share of Presidio common stock they own (the “Merger
15	Consideration”).
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17	3. On October 7, 2019, Presidio filed a Schedule 14A Definitive Proxy Statement (the
18	“Proxy Statement”) with the SEC. The Proxy Statement, which recommends that Presidio
19	stockholders vote in favor of the Proposed Transaction, omits or misrepresents material information
20	concerning, among other things: (i) the background process leading to the Proposed Transaction; (ii)
21	Company insiders’ potential conflicts of interest; and (iii) the Company’s financial projections and
22	the data and inputs underlying the financial valuation analyses that support the fairness opinion
23	provided by Presidio’s financial advisor, LionTree Advisors LLC (“LionTree”). Defendants
24	authorized the issuance of the false and misleading Proxy Statement in violation of Sections 14(a)
25	and 20(a) of the Exchange Act.
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CLASS ACTION COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

1	4. In short, unless remedied, Presidio’s public stockholders will be irreparably harmed
2	because the Proxy Statement’s material misrepresentations and omissions prevent them from making
3	a sufficiently informed voting or appraisal decision on the Proposed Transaction. Plaintiff seeks to
4	enjoin the stockholder vote on the Proposed Transaction unless and until such Exchange Act
5	violations are cured.
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7	JURISDICTION AND VENUE

8	5. This Court has jurisdiction over the claims asserted herein for violations of Sections
9	14(a) and 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder pursuant to Section 27
10	of the Exchange Act, 15 U.S.C. § 78aa, and 28 U.S.C. §1331 (federal question jurisdiction).

11	6. The Court has jurisdiction over defendants because each defendant is either a
12	corporation that conducts business in and maintains operations in this District, or is an individual who
13	has sufficient minimum contacts with this District so as to render the exercise of jurisdiction by this
14	Court permissible under traditional notions of fair play and substantial justice.
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16	7. Venue is proper in this District under Section 27 of the Exchange Act, 15 U.S.C. §
17	78aa, as well as under 28 U.S.C. § 1391 because: (i) the Company’s West Coast Area Headquarters
18	are located in this District; (ii) one or more of the defendants either resides in or maintains executive
19	offices in this District; and (iii) defendants have received substantial compensation in this District by
20	doing business here and engaging in numerous activities that had an effect in this District.
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22	THE PARTIES

23	8. Plaintiff is, and has been at all times relevant hereto, a continuous stockholder of
24	Presidio.
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26	9. Defendant Presidio is a Delaware corporation, with its principal executive offices
27	located at One Penn Plaza, Suite 2832, New York, New York 10119 and its West Coast Area
28	Headquarters located at 5000 Hopyard Road, Suite 188, Pleasanton, California 94588. The Company

CLASS ACTION COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

1	is a leading North American information technology (“IT”) solutions provider delivering Digital
2	Infrastructure, Cloud and Security solutions to create agile, secure infrastructure platforms for
3	commercial and public sector customers. Presidio’s common stock trades on the NASDAQ Global
4	Select Market under the ticker symbol “PSDO.”

5	10. Defendant Robert Cagnazzi (“Cagnazzi”) has been Chief Executive Officer (“CEO”)
6	of the Company since 2012, Chairman of the Board since 2017, and a director of the Company since
7	2015.
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9	11. Defendant Heather Berger (“Berger”) has been a director of the Company since 2017.
10	Defendant Berger is also a Partner of Apollo Global Management, LLC (together with its subsidiaries,
11	“Apollo”), the Company’s largest stockholder which owns approximately 42% of Presidio’s
12	outstanding shares.

13	12. Defendant Christopher L. Edson (“Edson”) has been a director of the Company since
14	2015 and of the predecessor to the Company since 2014.
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16	13. Defendant Salim Hirji (“Hirji”) has been a director of the Company since 2017.
17	Defendant Hirji is also a Principal of Apollo.

18	14. Defendant Steven Lerner (“Lerner”) has been a director of the Company since 2017.

19	15. Defendant Matthew H. Nord (“Nord”) has been a director of the Company since 2015
20	and of the predecessor to the Company since 2014. Defendant Nord is also a Senior Partner of Apollo.

21	16. Defendant Pankaj Patel (“Patel”) has been a director of the Company since 2016.
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17. Defendant Michael Reiss (“Reiss”) has been a director of the Company since 2017.
23	Defendant Reiss is also a Partner of Apollo.
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25	18. Defendant Todd H. Siegel (“Siegel”) has been a director of the Company since 2015.
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27	19. Defendants identified in paragraphs 10-18 are referred to herein as the “Board” or the
28	“Individual Defendants.”

CLASS ACTION COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

1	OTHER RELEVANT ENTITIES

2	20. BC Partners, headquartered in London, England, is a leading international investment
3	firm with over €22 billion of assets under management in private equity, private credit and real estate.
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5	21. Parent is a Delaware limited partnership and an affiliate of investment funds advised
6	by BC Partners. Parent’s principal executive offices are located at 650 Madison Avenue, New York,
7	New York 10022.

8	22. Merger Sub is a Delaware corporation and an indirect wholly owned subsidiary of
9	Parent. Merger Sub’s principal executive offices are located at 650 Madison Avenue, New York,
10	New York 10022.
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12	CLASS ACTION ALLEGATIONS
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14	23. Plaintiff brings this action as a class action pursuant to Rule 23 of the Federal Rules
15	of Civil Procedure on behalf of all persons and entities that own Presidio common stock (the “Class”).
16	Excluded from the Class are defendants and their affiliates, immediate families, legal representatives,
17	heirs, successors or assigns and any entity in which defendants have or had a controlling interest.
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19	24. Plaintiff’s claims are properly maintainable as a class action under Rule 23 of the
20	Federal Rules of Civil Procedure.
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22	25. The Class is so numerous that joinder of all members is impracticable. While the exact
23	number of Class members is unknown to Plaintiff at this time and can only be ascertained through
24	discovery, Plaintiff believes that there are thousands of members in the Class. As of September 27,
25	2019, there were approximately 83,337,147 shares of Company common stock outstanding. All
26	members of the Class may be identified from records maintained by Presidio or its transfer agent and
27	may be notified of the pendency of this action by mail, using forms of notice similar to those
28	customarily used in securities class actions.

CLASS ACTION COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

1	26. Questions of law and fact are common to the Class and predominate over questions
2	affecting any individual Class member, including, inter alia:

3	a) Whether defendants have violated Section 14(a) of the Exchange Act and Rule
4	14a-9 promulgated thereunder;

5	b) Whether the Individual Defendants have violated Section 20(a) of the
6	Exchange Act; and
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8	c) Whether Plaintiff and the other members of the Class would suffer irreparable
9	injury were the Proposed Transaction consummated.

10	27. Plaintiff will fairly and adequately protect the interests of the Class, and has no
11	interests contrary to or in conflict with those of the Class that Plaintiff seeks to represent. Plaintiff
12	has retained competent counsel experienced in litigation of this nature.

13	28. A class action is superior to all other available methods for the fair and efficient
14	adjudication of this controversy. Plaintiff knows of no difficulty to be encountered in the management
15	of this action that would preclude its maintenance as a class action.
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17	29. Defendants have acted on grounds generally applicable to the Class with respect to the
18	matters complained of herein, thereby making appropriate the relief sought herein with respect to the
19	Class as a whole.
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21	SUBSTANTIVE ALLEGATIONS

22	Background of the Company

23	30. Presidio, formerly known as Aegis Holdings, Inc. provides IT solutions to the middle
24	market in North America, with a specific focus on Digital Infrastructure, Cloud and Security
25	Solutions. The Company offers digital infrastructure solutions that enable clients to deploy IT
26	infrastructure, as well as focuses on networking, collaboration, enterprise mobility, Internet of Things,
27	and data analytics. It also provides cloud infrastructure solutions through converged infrastructure,
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CLASS ACTION COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

1	server, storage, support, and capacity-on-demand economic models, as well as cloud-managed
2	services. In addition, Presidio is involved in assessing, designing, implementing, managing, and
3	maintaining information security solutions that protect customers’ critical business data; and
4	provision of risk assessments, detailed reporting, ongoing reviews, process and program
5	development, and training services. Presidio also offers cyber risk management, infrastructure
6	security, and managed security solutions; and professional, managed, and support services, including
7	strategy, consulting, design, and implementation. As of June 30, 2019, the Company served
8	approximately 7,900 middle-market, large, and government organizations across a diverse range of
9	industries, including healthcare, government, financial services, education, and professional services.
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11	31. On May 8, 2019, Presidio announced its third quarter fiscal 2019 financial results,
12	including revenue of $750.2 million, a 7.9% increase over the third quarter of 2018, with product
13	revenue up 8.7% and service revenue up 4.8%. Pro Forma Adjusted Net Income was $29.0 million,
14	an increase of 8.2% over the prior year and Pro Forma Adjusted Diluted EPS was $0.34, an increase
15	of 21.4% over the prior year. Defendant Cagnazzi commented on the positive results, stating:
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We are extremely pleased with our third quarter results, where we delivered revenue growth of 7.9%. The growth in revenue was broad-based across all three of our solution areas reflecting our clients’ increasing demand for Presidio’s assistance to digitally transform their businesses. In addition, our strong cash flow allowed us to prepay an additional $25.0 million of our outstanding term loans, bringing year-to- date voluntary prepayments to $75.0 million. We continue to evaluate all accretive uses for the capital we generate, including investing in new business offerings organically and continuing our strategic program of M&A inorganically We believe these results highlight the effectiveness of our multi-cloud, multi-vendor strategy, which drives deep relationships with our clients. We have successfully leveraged these relationships into our new offerings including: public cloud, managed security services and software-defined networking projects. Based on our strong performance in the third quarter, we have raised our revenue outlook for Fiscal 2019, as we now expect total revenue growth of 6% to 8% for the full year. Furthermore, we are pleased to announce our Board of Directors has declared a quarterly cash dividend of $0.04 per share to be paid in July 2019. We believe our 9.3% total revenue growth for the year-to-date period demonstrates the execution of our strategic growth initiatives as we continue to capitalize on our favorable free cash flow profile to drive shareholder value creation...

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CLASS ACTION COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

1	The Proposed Transaction

2	32. On August 14, 2019, Presidio issued a press release announcing the Proposed Transaction. The press
3	release states, in relevant part:
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NEW YORK, Aug. 14, 2019 (GLOBE NEWSWIRE) — Presidio, Inc. (NASDAQ:PSDO) (together with its subsidiaries, “Presidio” or the “Company”), a leading North American IT solutions provider delivering Digital Infrastructure, Cloud and Security solutions to create agile, secure infrastructure platforms for commercial and public sector customers, today announced it has entered into a definitive agreement to be acquired by funds advised by BC Partners, a leading international investment firm, in an all-cash transaction valued at approximately $2.1 billion, including Presidio’s net debt.

Under the terms of the agreement, Presidio stockholders will receive $16.00 in cash for each share of Presidio common stock they own. The purchase price represents a premium of 21.3% over Presidio’s closing stock price of $13.19 on August 13, 2019, and a premium of 18.3% over the Company’s 60-day volume-weighted average share price leading up to this announcement. The Presidio Board of Directors unanimously approved the agreement with BC Partners and recommends that Presidio stockholders vote in favor of the transaction.

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“We believe this transaction will provide immediate and substantial value to Presidio stockholders, while providing us with a partner that can add strategic and operational expertise to our business, with a focus on executing our long-term strategy,” commented Bob Cagnazzi, Chief Executive Officer of Presidio. “Over the last several years, Presidio has become the leader in designing, developing, deploying and managing agile secure IT infrastructures that drive real business value for thousands of commercial and public sector entities across the United States,” said Fahim Ahmed, lead deal Partner of BC Partners. “We look forward to supporting the Company in its next phase of growth.”

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“Presidio fits squarely with our key investment priorities. Its markets benefit from secular growth, as IT systems and networks have become increasingly complex. It is well positioned as a leader in a fragmented industry, offering scope for further expansion. We’re excited to partner with Bob and his team to support the future growth of the business,” said Raymond Svider, Partner and Chairman of BC Partners.

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24	TRANSACTION DETAILS

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Closing of the transaction is subject to customary conditions, including approval by the holders of a majority of the outstanding shares of Presidio common stock, expiration or early termination of the applicable waiting period under the Hart-Scott- Rodino Antitrust Improvements Act of 1976, and other required regulatory approvals, including approval from CFIUS. AP VIII Aegis Holdings, L.P., an affiliate of

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CLASS ACTION COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

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investment funds managed by affiliates of Apollo Global Management, LLC, which owns approximately 42% of the outstanding shares of Presidio common stock, has entered into a voting agreement with BC Partners, pursuant to which it has agreed, among other things, to vote its shares of Presidio common stock in favor of the merger, and against any competing transaction, so long as, among other things, the Presidio board continues to recommend that Presidio stockholders vote in favor of the merger.

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4	Presidio expects to continue to pay its regular quarterly dividend of $0.04 per share, during the pendency of
5	the transaction.

6	The parties expect the transaction to close in the fourth quarter of 2019. Upon completion of the transaction,
7	Presidio will become a privately held company, and its common stock will no longer be listed on the NASDAQ stock market.

8	Under the terms of the definitive merger agreement, Presidio’s Board and advisors may actively initiate,
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solicit and consider alternative acquisition proposals during a 40-day “go shop” period starting from the date of the definitive agreement. Presidio will have the right to terminate the merger agreement to accept a superior proposal subject to the terms and conditions of the merger agreement. There can be no assurances that this process will result in a superior proposal, and Presidio does not intend to disclose developments with respect to this solicitation process unless and until Presidio’s Board makes a determination requiring further disclosure.

Fully committed debt financing for the transaction will be provided by Citi, JPMorgan Chase Bank, N.A. and RBC Capital Markets.

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15	LionTree Advisors is acting as financial advisor to Presidio, and Wachtell, Lipton, Rosen & Katz is acting as
16	its legal counsel. Citi, J.P. Morgan Securities LLC and RBC Capital Markets are acting as financial advisors and Kirkland & Ellis LLP is acting as legal counsel to BC Partners.
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18	33. On September 26, 2019, Presidio issued a press release announcing an increase to the
19	Merger Consideration as a result of the go-shop process. The press release states, in relevant part:
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NEW YORK, Sept. 26, 2019 — As previously announced, on August 14, 2019, Presidio (NASDAQ: PSDO) entered into an Agreement and Plan of Merger (the “Merger Agreement”) to be acquired by funds advised by BC Partners in an all-cash transaction valued at approximately $2.1 billion, including Presidio’s net debt.

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Under the terms of the Merger Agreement, the Presidio Board of Directors (the “Presidio Board”) and advisors were permitted to actively initiate, solicit and consider alternative acquisitions proposals from third parties during the “go shop” period which ended at 11:59 p.m. New York time on September 23, 2019.

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CLASS ACTION COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

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Presidio today announced that in response to an alternative acquisition proposal received during the go-shop period, the Company and BC Partners agreed to an amendment to the Merger Agreement to increase the per-share consideration payable to Presidio’s stockholders to $16.60 per share from $16.00 per share, a 3.75% increase.

3	The Presidio Board continues to recommend that Presidio stockholders vote in favor of the transaction with BC Partners and the amended merger agreement.
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5	LionTree Advisors is acting as financial advisor to Presidio, and Wachtell, Lipton, Rosen & Katz is acting as its legal counsel.
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Insiders’ Interests in the Proposed Transaction
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8	34. Presidio insiders are the primary beneficiaries of the Proposed Transaction, not the
9	Company’s public stockholders. The Board and the Company’s executive officers are conflicted
10	because they will have secured unique benefits for themselves from the Proposed Transaction not
11	available to Plaintiff and the public stockholders of Presidio.
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13	35. Notably, while Presidio’s stockholders are being cashed out and will lose the
14	opportunity to benefit from Presidio’s current and future prospects, certain executives have agreed to
15	roll over portions of their equity positions in the Company. Pursuant to a rollover agreement,
16	defendant Cagnazzi agreed to contribute a total of 363,656 shares of Presidio common stock in
17	exchange for a number of Class A-2 limited partnership units with an aggregate value of $6,036,690.
18	In addition, in connection with the Proposed Transaction, Parent entered into a cash investment
19	subscription agreement with defendant Cagnazzi, pursuant to which defendant Cagnazzi agreed to
20	purchase a number of Class A-2 limited partnership units in Parent having an aggregate value equal
21	to two-thirds of the aggregate cash consideration he will receive in the Proposed Transaction in
22	respect of his Company options, valued at approximately $3,621,630.
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24	36. Moreover, Parent agreed to establish a management incentive equity plan, pursuant to
25	which it will grant profits interests representing the right to share in the appreciation in value of Parent
26	to select members of the Company’s management team, as well as a cash long-term incentive award
27	program pursuant to which key employees will receive cash-based long-term incentive awards that
28	vest subject to continued employment through specified vesting dates.

CLASS ACTION COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

1	The Proxy Statement Contains Material Misstatements and Omissions

2	37. The defendants filed a materially incomplete and misleading Proxy Statement with the
3	SEC and disseminated it to Presidio’s stockholders. The Proxy Statement misrepresents or omits
4	material information that is necessary for the Company’s stockholders to make an informed voting or
5	appraisal decision in connection with the Proposed Transaction.
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7	38. Specifically, as set forth below, the Proxy Statement fails to provide Company
8	stockholders with material information or provides them with materially misleading information
9	concerning: (i) the background process leading to the Proposed Transaction; (ii) Company insiders’
10	potential conflicts of interest; and (iii) the Company’s financial projections and the data and inputs
11	underlying the financial valuation analyses that support the fairness opinion provided by Presidio’s
12	financial advisor, LionTree.

13	Material Omissions Concerning the Background of the Proposed Transaction
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15	39. The Proxy Statement omits material information relating to the process leading to the
16	Proposed Transaction.

17	40. According to the Proxy Statement, “[d]uring the go-shop period, 52 prospective
18	buyers, including Party A, were contacted regarding their potential interest in exploring a transaction
19	with the Company and five such prospective buyers entered into Acceptable Confidentiality
20	Agreements with the Company and were provided with non-public information relating to the
21	Company.” Proxy Statement at 30. The Proxy Statement fails, however, to disclose whether the
22	confidentiality agreements the Company entered into with these five prospective buyers contained
23	standstill and/or “don’t ask, don’t waive” standstill provisions that are presently precluding these
24	parties from submitting topping bids for the Company.
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26	41. The disclosure of the terms of any standstill provisions in the confidentiality agreements Presidio
27	entered into with potential merger partners is crucial to Presidio stockholders being informed of whether
28	their fiduciaries have put in place restrictive devices to foreclose a topping bid for the Company.

CLASS ACTION COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

1	42. The omission of this information renders the statements in the “Background of the
2	Merger” section of the Proxy Statement false and/or materially misleading in contravention of the
3	Exchange Act.
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5	Material Omissions Concerning Company Insiders’ Potential Conflicts of Interest
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7	43. The Proxy Statement fails to disclose material information concerning potential conflicts of interest faced by the Company’s insiders.
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9	44. For example, at an August 5, 2019 Board meeting, the Proxy Statement sets forth that:
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11	LionTree informed the Presidio Board that BC Partners had also requested a meeting with Mr. Cagnazzi to
12	discuss potential compensation arrangements following closing of the potential acquisition. After discussion,
13	the Presidio Board unanimously approved Mr. Cagnazzi meeting with BC Partners to begin discussions
14	regarding post- closing compensation subject to the Compensation Committee and the Presidio Board’s
15	pre-approval of any arrangements or agreements related thereto.

16	Id. at 28-29. The Proxy Statement further sets forth that:

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Parent agreed to establish a management incentive equity plan, pursuant to which Parent will grant profits interests representing the right to share in the appreciation in value of Parent to select members of the

18	Company’s management team. In addition, Parent agreed to establish a cash long-term incentive award
19	program pursuant to which key employees will receive cash-based long-term incentive awards that vest
20	subject to continued employment through specified vesting dates. Bonus recipients and amounts will be
21	determined by Mr. Cagnazzi or his successor, and will be subject to the approval of the general partner of
22	Parent. As of the date hereof, none of the Company’s executive officers have been granted any profits interests or cash long-term incentive awards pursuant to these programs.

24	Id. at 51. The Proxy Statement fails to disclose: (i) the identities of the members of Presidio
25	management that are expected to continue with the combined company and the details of any
26	employment agreements; (ii) the identities of the members of Company management that will be
27	granted profits interests; (iii) the identities of the “key employees” that will receive cash-based long-
28	term incentive awards from Parent; and (iv) the potential values of the respective profits interests and cash-based long-term incentive awards the Company’s executive officers and employees stand to receive.

CLASS ACTION COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

1	45. This information is necessary for stockholders to understand potential conflicts of interest of
2	management and the Board, as that information provides illumination concerning motivations
3	that would prevent fiduciaries from acting solely in the best interests of the Company’s stockholders.
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5	46. The omission of this information renders the statements in the “Background of the
6	Merger” and “Interests of the Company’s Directors and Executive Officers in the Merger” sections
7	of the Proxy Statement false and/or materially misleading in contravention of the Exchange Act.
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9	Material Omissions Concerning the Company’s Financial Projections and LionTree’s Financial
10	Analyses
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12	47. The Proxy Statement omits material information regarding the Company’s financial
13	projections.
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15	48. The Proxy Statement fails to disclose: (i) for the Budget Projections, unlevered free
16	cash flows; and (ii) for the Budget Projections and the August Projections, all line items used to
17	calculate (a) total adjusted EBITDA, (b) pro forma adjusted net income, (c) pro forma diluted earnings
18	per share, and (d) unlevered free cash flow.
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20	49. The Proxy Statement also omits material information regarding LionTree’s financial
21	analyses.
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23	50. The Proxy Statement describes LionTree’s fairness opinion and the various valuation
24	analyses it performed in support of its opinion. However, the description of LionTree’s fairness
25	opinion and analyses fails to include key inputs and assumptions underlying these analyses. Without
26	this information, as described below, Presidio’s public stockholders are unable to fully understand
27	these analyses and, thus, are unable to determine what weight, if any, to place on LionTree’s fairness
28	opinion in determining whether to vote in favor of the Proposed Transaction.

CLASS ACTION COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

1	51. With respect to LionTree’s Discounted Cash Flow Analysis, the Proxy Statement fails
2	to disclose: (i) Presidio’s estimated EBITDA for FY 2024; (ii) the terminal values for the Company;
3	(iii) quantification of the inputs and assumptions underlying the discount rates ranging from 8.2% to
4	10.2%; (iv) the implied perpetuity growth rates resulting from the analysis; and (v) Presidio’s fully
5	diluted outstanding shares as of August 12, 2019.
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7	52. With respect to LionTree’s Premiums Paid Analysis, the Proxy Statement fails to
8	disclose: (i) the transactions observed by LionTree in the analysis; and (ii) the individual premiums
9	paid in the transactions.
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11	53. Without such undisclosed information, Presidio stockholders cannot evaluate for
12	themselves whether the financial analyses performed by LionTree were based on reliable inputs and
13	assumptions or whether they were prepared with an eye toward ensuring that a positive fairness
14	opinion could be rendered in connection with the Proposed Transaction. In other words, full
15	disclosure of the omissions identified above is required in order to ensure that stockholders can fully
16	evaluate the extent to which LionTree’s opinion and analyses should factor into their decision whether
17	to vote in favor of or against the Proposed Transaction.
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19	54. The omission of this material information renders the statements in the “Certain
20	Presidio Unaudited Prospective Financial Information” and “Opinion of Presidio’s Financial
21	Advisor” sections of the Proxy Statement false and/or materially misleading in contravention of the
22	Exchange Act.
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24	55. The Individual Defendants were aware of their duty to disclose the above-referenced
25	omitted information and acted negligently (if not deliberately) in failing to include this information
26	in the Proxy Statement. Absent disclosure of the foregoing material information prior to the
27	stockholder vote on the Proposed Transaction, Plaintiff and the other stockholders of Presidio will be
28	unable to make an informed voting or appraisal decision in connection with the Proposed Transaction
29	and are thus threatened with irreparable harm warranting the injunctive relief sought herein.

CLASS ACTION COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

1	CLAIMS FOR RELIEF
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3	COUNT I
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5	Class Claims Against All Defendants for Violations of Section 14(a) of the
6	Exchange Act and Rule 14a-9 Promulgated Thereunder
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8	56. Plaintiff repeats all previous allegations as if set forth in full.
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10	57. During the relevant period, defendants disseminated the false and misleading Proxy
11	Statement specified above, which failed to disclose material facts necessary to make the statements,
12	in light of the circumstances under which they were made, not misleading in violation of Section
13	14(a) of the Exchange Act and SEC Rule 14a-9 promulgated thereunder.
14
15	58. By virtue of their positions within the Company, the defendants were aware of this
16	information and of their duty to disclose this information in the Proxy Statement. The Proxy
17	Statement was prepared, reviewed, and/or disseminated by the defendants. It misrepresented and/or
18	omitted material facts, including material information about the background of the sale process,
19	potential conflicts of interest, the Company’s financial projections, and the financial analyses
20	performed by the Company’s financial advisor. The defendants were at least negligent in filing the
21	Proxy Statement with these materially false and misleading statements.
22
23	59. The omissions and false and misleading statements in the Proxy Statement are material
24	in that a reasonable stockholder would consider them important in deciding how to vote on the
25	Proposed Transaction or seek to exercise their appraisal rights.
26
27	60. By reason of the foregoing, the defendants have violated Section 14(a) of the Exchange
28	Act and SEC Rule 14a-9(a) promulgated thereunder.

CLASS ACTION COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

1	61. Because of the false and misleading statements in the Proxy Statement, Plaintiff and
2	the Class are threatened with irreparable harm, rendering money damages inadequate. Therefore,
3	injunctive relief is appropriate to ensure defendants’ misconduct is corrected.

4	COUNT II

5	Class Claims Against the Individual Defendants for
6	Violations of Section 20(a) of the Exchange Act
7
8	62. Plaintiff repeats all previous allegations as if set forth in full.
9
10	63. The Individual Defendants acted as controlling persons of Presidio within the meaning
11	of Section 20(a) of the Exchange Act as alleged herein. By virtue of their positions as officers and/or
12	directors of Presidio, and participation in and/or awareness of the Company’s operations and/or
13	intimate knowledge of the false statements contained in the Proxy Statement filed with the SEC, they
14	had the power to influence and control and did influence and control, directly or indirectly, the
15	decision-making of the Company, including the content and dissemination of the various statements
16	which Plaintiff contends are false and misleading.
17
18	64. Each of the Individual Defendants was provided with or had unlimited access to copies
19	of the Proxy Statement and other statements alleged by Plaintiff to be misleading prior to and/or
20	shortly after these statements were issued and had the ability to prevent the issuance of the statements
21	or cause the statements to be corrected.
22
23	65. In particular, each of the Individual Defendants had direct and supervisory
24	involvement in the day-to-day operations of the Company, and, therefore, is presumed to have had
25	the power to control or influence the particular transactions giving rise to the securities violations as
26	alleged herein, and exercised the same. The Proxy Statement at issue contains the unanimous
27	recommendation of each of the Individual Defendants to approve the Proposed Transaction. They
28	were, thus, directly involved in the making of the Proxy Statement.

CLASS ACTION COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

1	66. In addition, as the Proxy Statement sets forth at length, and as described herein, the
2	Individual Defendants were each involved in negotiating, reviewing, and approving the Proposed
3	Transaction. The Proxy Statement purports to describe the various issues and information that they
4	reviewed and considered—descriptions the Company directors had input into.
5
6	67. By virtue of the foregoing, the Individual Defendants have violated Section 20(a) of
7	the Exchange Act.
8
9	68. As set forth above, the Individual Defendants had the ability to exercise control over
10	and did control a person or persons who have each violated Section 14(a) and SEC Rule 14a-9,
11	promulgated thereunder, by their acts and omissions as alleged herein. By virtue of their positions as
12	controlling persons, these defendants are liable pursuant to Section 20(a) of the Exchange Act. As a
13	direct and proximate result of defendants’ conduct, Presidio’s stockholders will be irreparably
14	harmed.

15	PRAYER FOR RELIEF

16	WHEREFORE, Plaintiff demands judgment and preliminary and permanent relief, including
17	injunctive relief, in his favor on behalf of Presidio, and against defendants, as follows:
18
19	A. Ordering that this action may be maintained as a class action and certifying Plaintiff
20	as the Class representative and Plaintiff’s counsel as Class counsel;
21
22	B. Preliminarily and permanently enjoining defendants and all persons acting in concert
23	with them from proceeding with, consummating, or closing the Proposed Transaction
24	and any vote on the Proposed Transaction, unless and until defendants disclose and
25	disseminate the material information identified above to Presidio stockholders;
26
27	C. In the event defendants consummate the Proposed Transaction, rescinding it and
28	setting it aside or awarding rescissory damages to Plaintiff and the Class;

CLASS ACTION COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

1	D. Declaring that defendants violated Sections 14(a) and/or 20(a) of the Exchange Act,
2	as well as SEC Rule 14a-9 promulgated thereunder;

3	E. Awarding Plaintiff the costs of this action, including reasonable allowance for
4	Plaintiff’s attorneys’ and experts’ fees; and

5	F. Granting such other and further relief as this Court may deem just and proper.

6
7	JURY DEMAND
8
9	Plaintiff demands a trial by jury on all claims and issues so triable.

10
11	Dated: October 10, 2019		WEISSLAW LLP
Joel E. Elkins
13
		By:	/s/ Joel E. Elkins
14
15			Joel E. Elkins
16			9107 Wilshire Blvd., Suite 450
17			Beverly Hills, CA 90210
18			Telephone: 310/208-2800
19			Facsimile: 310/209-2348
20			-and-
21			Richard A. Acocelli
22			1500 Broadway, 16th Floor
23			New York, NY 10036
24			Telephone: 212/682-3025
25			Facsimile: 212/682-3010

26			Attorneys for Plaintiff
27
28

CLASS ACTION COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS